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                                                                   EXHIBIT 10.10
                                                                   -------------

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR A PERFECTED EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933.



                      RIGHT TO PURCHASE 1,330,000 SHARES

            EXERCISABLE SUBJECT TO THE PROVISIONS SET FORTH HEREIN


                        PYRAMID TECHNOLOGY CORPORATION
                           (A DELAWARE CORPORATION)


                                 COMMON STOCK
                               PURCHASE WARRANT



     THIS CERTIFIES that, for value received, Siemens Nixdorf Information Systems, Inc. (the "Holder") is entitled to purchase and receive from Pyramid Technology Corporation (the "Company") 1,330,000 shares of the Company's common stock, $.01 par value ("Common Stock") (subject to adjustment as provided herein), at a purchase price of $10.00 per share (subject to adjustment as provided herein), upon and subject to the terms and conditions hereinafter set forth. This Warrant may be exercised in whole or in part from time to time and must be exercised, if at all, at any time commencing September 12, 1994 (the "Commencement Date") and continuing for a period of 12 months up to 5:00 p.m. California time, on September 12, 1995 (the "Expiration Date").

                        TERMS AND CONDITIONS OF WARRANT

     1.   Nontransferability of Warrant.  This Warrant is nontransferable and
          -----------------------------
may be exercised only by the Holder or his Permitted Assignee (as defined in Section 4 hereof). Any transfer of this Warrant must comply with the requirements of Section 4 below, and a Permitted Assignee shall be required to accept this Warrant subject to all rights and obligations of the Holder as set forth herein.

     2.   Exercise of Warrant.  This Warrant may be exercised by the Holder as
          -------------------
to the whole or any lesser number of shares of Common Stock
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covered hereby upon surrender of this Warrant to the Company at its principal office in San Jose, California, prior to the Expiration Date, together with the Subscription Form attached hereto, duly executed by the Holder, and payment to the Company in cash of the price herein set forth (subject to adjustment as provided herein) for the shares to be purchased. Certificates for the shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding 30 days, after exercise of the stock purchase rights represented by this Warrant. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which the holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section 2. Upon such exercise, Holder will be deemed a shareholder of record of those shares with all rights of a shareholder (including, without limitation, all voting rights with respect to such shares and all rights to receive any dividends with respect to such shares). If this Warrant is to be exercised in respect of less than all of the shares of Common Stock covered hereby, the Holder shall be entitled to receive a new warrant covering the number of shares in respect of which this Warrant shall not have been exercised and is still subject to exercise. Such new warrant shall be in all other respects identical to this Warrant.

     3.   Covenants of the Company.  The Company covenants and agrees that all
          ------------------------
equity securities which may be issued upon the exercise of the rights represented by this Warrant, upon issuance and payment therefor in accordance herewith, will be duly authorized, validly issued, fully paid and nonassessable shares of capital stock of the Company. The Company further covenants and agrees that, during the period within which the stock purchase rights represented by this Warrant may be exercised, the Company will at all times have duly authorized, and duly reserved for issuance upon the exercise of the purchase rights evidenced by this Warrant, a number of shares of its Common Stock sufficient for such issuance.

     4.   Restrictions.  Neither this Warrant nor any of the stock purchase
          ------------
rights represented hereby may be sold, assigned, transferred, subdivided, or otherwise disposed of by the Holder, directly or indirectly, other than to any wholly-owned subsidiary or affiliate of the Holder (a "Permitted Assignee"), except with the prior written consent of the Company. Any securities to be issued upon exercise of this Warrant may not be sold, assigned, transferred or otherwise disposed of unless the securities are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption is available and perfected under the Securities Act and any applicable state securities laws. Unless a registration statement with respect to such shares of Common Stock is effective at the time, any shares of Common Stock issued upon the exercise of this Warrant shall bear the following legend:

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

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), but have been issued or transferred pursuant to an exemption from the registration requirements of the Act. No distribution, sale, offer for sale, transfer, delivery or other disposition of these securities may be effected unless a registration statement for such securities under the Act is effective or an exemption therefrom is available and perfected."

     5.   Adjustments.  In case at any time the Company shall by stock split,
          -----------
stock dividend, reclassification or otherwise subdivide its outstanding shares of Common Stock into a greater number of shares, the purchase price per share of Common Stock in effect hereunder immediately prior to such subdivision shall be proportionately reduced and the number of shares deliverable upon the exercise of this Warrant shall be proportionately increased on the record date of such split, dividend, reclassification or other adjustment so that the Holder shall be entitled to receive the aggregate number and kind of shares of capital stock pursuant to this Warrant as it would have received had it exercised this Warrant before any such event, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares in a reclassification or otherwise, the exercise price in effect immediately prior to such combination shall be proportionately increased and the number of shares deliverable upon the exercise of this Warrant shall be proportionately decreased on the record date of such split, dividend, reclassification or other adjustment so that the Holder shall be entitled to receive the aggregate number and kind of shares of capital stock pursuant to this Warrant as it would have received had it exercised this Warrant before any such event. If any capital reorganization or reclassification of Common Stock or any Voting Stock shall be effected in such a way that holders of Common Stock (or any other securities of the Company then issuable upon exercise of this Warrant) shall be entitled to receive securities with respect to or in exchange for Common Stock (or such other securities) then, as a condition of such capital reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock (or other securities) of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such securities as may be issued with respect to or in exchange for a number of shares of Common Stock (or such other securities) immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization or reclassification not taken place, and in each such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Warrant shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any securities thereafter deliverable upon the exercise hereof. All adjustments shall occur successively whenever such events occur. In the event of any adjustment to the Warrant set forth herein, the Company agrees to provide notice thereof to the Holder in accordance with paragraph 6 below and, upon receipt of this Warrant, to issue an adjusted Warrant setting forth the then current price and number of shares issuable upon exercise thereof.

     6.   Notices by Company.  In case at any time (i) the Company shall pay any
          ------------------
dividend payable in equity securities with respect to Common Stock to the holders of outstanding Common Stock, (ii) the Company shall offer for subscription pro rata to all holders of outstanding Common Stock any additional shares of equity securities, (iii) there shall be any capital reorganization or reclassification of the equity securities of the Company, or any consolidation or merger of the Company with or sale of all or substantially all of the Company's assets to another corporation, or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, in any one or more of such cases, the Company shall give written notice by first class mail, postage prepaid, addressed to the Holder at its address shown on the books of the Company, of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall be received by the Holder at least seven days prior to the action to be taken and not less than three days prior to the record date on which the Company's transfer books are closed with respect thereto.

     7.   Absence of Stockholder Rights.  Until exercise of the stock purchase
          -----------------------------
rights conferred by this Warrant, this Warrant does not confer upon the Holder any right whatsoever as a stockholder of the Company.

     8.   Expiration.  This Warrant shall become void as to all securities of
          ----------
the Company in respect of which the stock purchase rights hereunder are not fully exercised, and payment has not been made for the securities issuable upon such exercise, on or before the Expiration Date; provided that in the case of the earlier dissolution of the Company, this Warrant shall become void on the date fixed for such dissolution.

     9.   Notice of Intention to Exercise or Transfer.  The Holder, by
          -------------------------------------------
acceptance hereof, agrees to give written notice to the Company before exercising this Warrant or transferring any Common Stock issued upon the exercise hereof, and each subsequent holder of any of such Common Stock which is subject to paragraph 4 hereof shall give written notice to the Company before retransferring any of such Common Stock unless such Common Stock has previously been registered. Such notice shall inform the Company of the Holder's intention to exercise this Warrant or the Holder's or such holder's intention to effect such transfer or retransfer, as the case may be, and shall describe briefly the date and time when this Warrant will be surrendered in such exercise and the number of shares to be made the subject of such exercise; or, in case of a transfer of Common Stock, the Holder's or such holder's intention as to the disposition to be made of shares of Common Stock issued upon the exercise hereof. Promptly after receiving such written notice of an intended transfer, if the Company otherwise consents in writing to such transfer or retransfer, the Company shall present copies thereof to its counsel. If in the opinion of such counsel the proposed transfer of shares may be effected without registration or qualification (under any federal or state law) of the shares of Common Stock issued on the exercise hereof, the Company, as promptly as reasonably practicable, shall notify the Holder or such holder of such opinion, whereupon the Holder or such holder shall be entitled to effect the intended transfer of shares received upon the previous exercise of this Warrant.

     10.  Amendments.  This Warrant may not be amended without the prior written
          ----------
consent of the Holder and the Company.

     11.  Governing Law.  This Warrant is made subject to and shall be construed
          -------------
under the laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely within, such state. The parties agree that the state and federal courts situated in the State of Delaware shall have exclusive jurisdiction to resolve any disputes with respect to this Warrant, with each party irrevocably consenting to the jurisdiction thereof for any actions, suits or proceedings arising out of or relating to this Warrant. The parties hereto irrevocably waive trial by jury. In the event of any litigation hereunder, the prevailing party shall be entitled to costs and reasonable attorneys' fees. In the event of any breach of the provisions of this Warrant, the parties shall be entitled to equitable relief, including in the form of injunctions and orders for specific performance, where the applicable legal standards for such relief in such courts are met, in addition to all other remedies available to the parties with respect thereto at law or in equity. Notwithstanding anything to the contrary herein or which may be based on facts or circumstances pertaining to this Warrant, the Company hereby irrevocably and unconditionally waives and releases all rights and claims that it may now or hereafter have that Siemens' parent, Siemens Aktiengesellschaft or any of Siemens' affiliates organized outside the United States (including Siemens

Nixdorf Informationssysteme AG, ("SNI")), is subject to the jurisdiction of the federal or state courts of the United States with respect to this Warrant,

provided that nothing in such waiver and release shall affect the Company's
- --------
rights, if any, to pursue any claim whatsoever against Siemens Aktiengesellschaft or SNI in the courts of the Federal Republic of Germany. In addition, the Holder hereby irrevocably and unconditionally waives and releases all rights and claims that it may now or hereafter have that the Company is subject to the jurisdiction of the courts of the Federal Republic of Germany with respect to this Warrant, provided that nothing in such waiver and release shall affect the Holder's rights, if any, to pursue any claim whatsoever against the Company in the federal or state courts of the United States.

     12.  Severability.  If any provision of this Warrant or any portion thereof
          ------------
is determined to be unlawful or unenforceable, such provision or portion shall be deemed to be severed from this Warrant and every other provision shall remain in full force and effect.


     IN WITNESS WHEREOF, the Company, has caused this Warrant to be signed by its duly authorized officers this 12 day of September, 1994.

                                    PYRAMID TECHNOLOGY CORPORATION



                                    By: /s/ Richard H. Lussier
                                        ---------------------------

                                    Name:   Richard H. Lussier
                                          --------------------------
                                    Title:  Chairman and Chief Executive Officer
                                           -------------------------------------

                               SUBSCRIPTION FORM

             [TO BE EXECUTED UPON EXERCISE OF THE ANNEXED WARRANT]


                                                         Date __________________


TO:  PYRAMID TECHNOLOGY CORPORATION

     The undersigned, pursuant to the annexed Warrant, hereby exercises the right to purchase ______ shares of the Common Stock of Pyramid Technology Corporation, covered by such Warrant, and tenders payment herewith in full therefor at the price per share provided by such Warrant.





                                                 _______________________________

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